Exhibit 99.(r)(2)

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that William R. Cook, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ William R. Cook	Date:	April 22, 2008
William R. Cook
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Charisse R. Lillie, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Charisse R. Lillie	Date:	April 22, 2008
Charisse R. Lillie
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE LIFE ACCOUNT I

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Anthony M. Santomero, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Anthony M. Santomero	Date:	April 22, 2008
Anthony M. Santomero
Trustee